INVESTMENT AT COST	12 Months Ended
Dec. 31, 2025
PRIMEGEN US, INC. [Member]
InvestmentAtCostLineItem [Line Items]
INVESTMENT AT COST

6. INVESTMENT AT COST

During 2021, the Company sold its VetCell Technologies division to a privately held entity. A portion of the proceeds of the sale included 196,110 shares of restricted common stock in the private entity. The investment has no readily determinable market value and is valued using the cost method. The cost basis of the equity interest was $250,000 at December 31, 2025 and December 31, 2024, respectively, which was the value of the restricted common stock received upon the sale of VCT.

The Company does not control nor significantly influence the entity. During 2025, the investee had a change in control and the Company determined there is no indication that the investee will achieve profitability to the level that this investment will ever provide a return of the investment. As such, the Company placed a 100% impairment allowance on this investment.